UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 23, 2008 (January 17, 2008)

Introgen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
301 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)
(512) 708-9310
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On January 17, 2008, Introgen Therapeutics, Inc. (“Introgen”) sold its entire holdings of Silence Therapeutics plc. (LSE:SLN), consisting of 7,478,261 ordinary shares to seven institutional, unaffiliated buyers for net proceeds to Introgen of approximately $7,549,000. This investment was classified as marketable securities on our balance sheet. A copy of the press release announcing this transaction is attached hereto as Exhibit 99.1.
Item 9.01.  Financial Statements and Exhibits.
     (d) Exhibits.
     99.1   Press Release dated January 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTROGEN THERAPEUTICS, INC.
By:	/s/ JAMES W. ALBRECHT, JR.
James W. Albrecht, Jr.
Chief Financial Officer

Date: January 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 17, 2008.